SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15 (d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report (Date of Earliest event reported)     March  15,
1999
                        FORME CAPITAL, INC.  ____
     (Exact Name of Registrant as Specified in its Charter)




     Delaware            33-19435           75-2233445
     (State  of          (Commission           (IRS Employer
     Incorporation)      File  Number)     Identification No.)




        2415 Midway Suite 115, Carrollton, Texas 75006
           (Address of Principal Executive Offices)





Registrant's telephone number,including area code: (972) 818-3443

ITEM 2.   Acquisition or Disposition of Assets

On March 15, 1999, Forme Capital, Inc,. entered into an agreement whereby it purchased $258,000 worth of artwork from Abuja Consultancy, Ltd. paying for such purchase by the issuance of
258,000  Preferred  Shares, Series F  of   Forme  Capital.   Such
restricted shares are non-convertible, non-assessable, non-voting and bear a yield of 5% per annum. The value of the artwork was determined by a Certified member of the International Society of Appraisers.

ITEM 7.   Exhibits

     (10) Material Contracts

                 a)  Purchase  Agreement between  Forme  Capital,
           Inc., and Abuja Consultancy, Ltd.



                           SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         FORME CAPITAL, INC.


                         By:/s/ Daniel Wettreich
                              Daniel Wettreich
                              President

Dated: March 16, 1999

                             EXHIBIT

    Purchase  Agreement between Forme Capital, Inc. and Abuja
                        Consultancy, Ltd.

                       PURCHASE AGREEMENT


This Agreement is entered into this _ day of ___________, 1999 by and between Forme Capital, Inc. a Delaware corporation located at 2415 Midway, Suite 115, Carrollton, Texas 75006 (hereinafter "Forme" or the "Company") and Abuja Consultancy Ltd. located at Oceanic House, P.O. Box 107, Duke Street, Grand Turk, Turks & Caicos Islands , a Turks and Caicos corporation (hereinafter "Abuja") for the purposes set out below:

      Forme is interested in acquiring additional artwork , more specifically described in Exhibit A (hereinafter "Artwork");

      Abuja has artwork it is interested in selling on the terms and at the price set out below:

NOW THEREFORE, all premises considered the parties agree as follows:



                        I.  CONSIDERATION

1.1 Forme agrees to transfer to Abuja US$258,000 payable as set out below for purchase of the Artwork.

1.2 Abuja agrees to execute a Bill of Sale for the transfer of all rights to the Artwork to Forme;


                         II.  APPRAISAL

2.1 Abuja has provided Forme with an appraisal prepared by a Certified member of the International Society of Appraisers in the total amount of US$258,000, said appraisals hereby incorporated by reference into Agreement for all purposes;

2.2 Forme agrees to the value as set out by the independent appraiser and as provided in their report.


                          III.  PAYMENT

3.1  Forme will pay the US$ 258,000 as follows:

     a. the issuance of 258,000 Preferred Shares, Series F, said shares having a yield of 5 %, being non-convertible, non-assessable, non-voting and restricted in their transferability under the Securities Laws of the United States;
     b. said shares shall have a preference over all Forme common and shall rank equal with all outstanding Forme preferred shares in the event of liquidation or like event.


                   IV.  ABUJA REPRESENTATIONS

4.1  Abuja understands, represents and warrants as follows:

      a. that an investment in the Company is not liquid, not easily transferable or disposed of, and Abuja acknowledges that Abuja has no need for liquidity in this investment;

      b. that the Company, has made all documents pertaining to this investment available to Abuja and, if Abuja so requested to Abuja 's attorney, accountant and/or investment representative(s). Abuja acknowledges that all information made available to Abuja in connection with Abuja''s analysis and purchase of the Shares is, and shall remain, confidential in all respects and may not be reproduced, distributed or used for any other purpose without the prior written consent of the Company (except for any publicly filed documents);

      c. that it has had access to the extent it deems necessary to the books and records of the Company sufficient to permit it to evaluate the business of the Company and thereby evaluate the merits and risks associated with the purchase of the Company's Shares herein described;

     d. that it has had the opportunity to ask questions of, and receive written answers from, the Company concerning the terms and conditions of the offering and to obtain such information, to the extent the Company possesses the same or could acquire it without unreasonable effort or expense, as Abuja deemed necessary to verify the accuracy of the information referred to hereinabove;

      e. that the Artwork is free from any incumbrances and is owned solely by Abuja;

      f. that it has full right, title and authority to transfer the Artwork to Forme;

      g.  that it is acquiring unregistered Shares of the Company
and  will  only resell said Shares in full compliance  with   the
United States securities laws;

           h. that there are substantial restrictions on the transferability of the Shares since they are unregistered in the United States. There will be no public market in the United States for Shares, and, accordingly, Abuja will need to bear the economic risk of Abuja''s investment for an indefinite period of time and will not be readily able to liquidate this investment in case of an emergency. These shares will be issued pursuant to Regulation D and therefore any transfer of these shares must be pursuant to Regulation D. The ultimate sale or transfer of any of the Shares must occur in a transaction which (i) complies with the terms of the Agreement, (ii) is exempt and in compliance with applicable laws, and (iii) complies with Regulation D;

      i. that the representations, warranties and covenants contained herein shall be binding upon Abuja as well as upon its heirs, legal representatives, successors and assigns;

      j.   that the securities of Company contain a legend  which
states  that  any  transfer  of the shares  represented  by  such
certificate   is  prohibited  except  in  accordance   with   the
provisions of Regulation D;

and
      k. that the Shares will be acquired for its own account for investment, and not with a view towards the resale or distribution thereof, and it does not now have any reason to anticipate any change in its circumstances or other development which would cause it to sell its Shares.

           V.  FORME'S REPRESENTATIONS AND WARRANTIES

5.   Forme hereby represents, and warrants as follows:

     a. that it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as currently conducted. The Company is not default or violation of any material terms or provision of its Certificate of Incorporation, as amended, or By-Laws nor will the consummation of the transaction contemplated by this Agreement cause any such default or violation. The Corporation has all requisite corporate power and authority to enter into this Agreement to issue the Preferred Shares hereunder and to carry out and perform its obligations under the terms of this Agreement;

     b. that this Agreement is a valid and binding obligation of the Corporation, enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws effecting the rights of creditors generally and available equitable remedies;


     c. that the execution and delivery of this Agreement and the consummation of the issuance of the Shares, and the consummation of the transactions contemplated by this Agreement by the Company do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation or by-laws of the Company, or any material indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound or any existing applicable U.S. law, rule or regulation or any applicable decrees, judgment or order of any U.S. court, federal or state regulatory body, administrative agency or other U.S. governmental body having jurisdiction over the Company or any of its properties or assets, the conflict, breach, violation or default of or under which would have a material adverse effect on the Company's business or financial condition;


                           VI. CLOSING


6.1 At closing Abuja agrees to provide a Bill of Sale and any other indications of ownership so that Forme may obtain physical possession of the Artwork;

6.2  Forme agrees to provide the 258,000 Preferred Shares, Series
  F  registered in the name of Abuja Consultancy, Ltd.;

6.3 Closing shall take place on _____________, 1999 at the offices of Forme or such other time and place as both parties shall agree.



                     VII.      MISCELLANEOUS

7.1   Each  of   Abuja  and the Company agrees to  indemnify  the
  other and to hold the other harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorney's fees) which the other may sustain or incur in connection with the breach by the indemnifying party of any representation, warranty or covenant made by it in this Agreement.

7.2 Except as expressly provided herein, this Agreement and the exhibits attached hereto contains the entire agreement between the parties with respect to the transactions contemplated hereunder and may be amended only by a writing executed by all of
  the  parties  hereto.   This  Agreement  supersedes  all  prior
  arrangements or understandings with respect thereto, whether verbal or written. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties and their respective successors, heirs and assigns.

7.3 All notices or other communications to be given or made hereunder must be in writing and will be delivered personally, sent via internationally recognized courier company, or mailed, by registered or certified mail, return receipt requested, postage prepaid, to the undersigned, at the address set forth at the beginning of this Agreement.

7.4 Arbitration. Any controversy or claim arising out of or relating to this Agreement or any alleged breach thereof shall be settled by binding arbitration in the Law of Texas and judgment upon the award rendered by the arbitrator shall be final and may be entered into any court having jurisdiction in the Law of Texas (Notwithstanding the foregoing, nothing in this Agreement shall be interpreted to bar any party hereto from seeking injunctive relief with respect to any controversy or claim arising out of or relating to this Agreement.) The party desiring arbitration
  shall  serve  notice  upon  the  other  party,  together   with
  designation of the first party's representative. If the person designated by the first party is acceptable to the second party as an arbitrator, the second party shall so notify the first party within ten days and such representative shall serve as the sole arbitrator; if not acceptable, the second party shall designate his or its own representative in a notice to the first party within the same 10-day period. The two representative so named, if such is the case, shall within 10 days thereafter appoint an arbitrator, and the arbitrator shall then proceed
  forthwith  to hear and unilaterally determine the  matter.   If
  either party fails, within the time allowed therefor, to appoint its representative, the representative named by the other party shall act as the sole arbitrator and unilaterally decide the matter. If the two representatives are unable to agree upon an arbitrator within 10 days allowed therefor, either party may at any time apply to the presiding Judge of any court of competent jurisdiction for the appointment of an arbitrator, and the arbitrator shall proceed forthwith to hear and unilaterally determine the matter. The arbitrator selected shall comply with the rules of the American Arbitration Association as then in
  effect.   In no event shall the demand for arbitration be  made
  after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statute of limitation. This agreement to arbitrate shall be specifically enforceable under the prevailing arbitration law in Texas.

7.5    Jurisdiction and venue over any disputes shall be  in  the
  County of Dallas, State of Texas.   All disputes shall be settled
  pursuant to the laws of the State of Texas notwithstanding principles of conflicts.





IN WITNESS WHEREOF,

                                   FORME CAPITAL, INC.


                                   By:______________________
                                        Daniel  Wettreich




                                   Abuja Consultancy, Ltd.

                                    By: Homeric  (TCI), Inc., Its
                                        Secretary

                                        By:_____________________


Its.______________________

                            EXHIBIT A
                   Description of the Artwork

     10 Paintings as more fully described in the attached 10 appraisals incorporated by reference into this Agreement for all purposes.

                            EXHIBIT B



                          BILL OF SALE

This  Bill of Sale is entered into by and between Forme  Capital,
Inc.,  located at 2415 Midway Suite 115, Carrollton, Texas  75006 and  Abuja Consultancy Ltd.  located at Oceanic House,  P.O.  box
107, Duke Street, Grand Turk, Turks & Caicos Islands.

For the payment by Forme Capital of $10.00 and other good and valuable consideration, which payment Abuja Consultancy hereby acknowledges, Abuja Consultancy Ltd. hereby transfers all right, title and interest to Forme Capital, Inc. in the following property:

     10 Paintings as more fully described in the attached 10 appraisals incorporated by reference into this Agreement for all purposes.









Dated:                             Abuja Consultancy, Ltd.

                                     By:   Homeric,(TCI)    Inc.,
Its: Corporate Secretary

                                        By:______________
                                        Its:______________